Exhibit 99.2

Forward Looking Statement The numbers, as of and for the six months ended June 30, 2008, contained within this presentation are unaudited as well as amounts related to the Company's stock trading volume. Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations- Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. The Company does not undertake any obligation to update publicly or revise any forward-looking statements herein because of new information, future events or otherwise.

3 Who We Are $3.1 billion financial holding company headquartered in Abilene, Texas Group of 10 separately chartered banks 119 year history Growth markets include 50 mile radius of the DFW metroplex

5 Recognitions KBW Honor Roll Standard & Poor's SmallCap 600 Index NASDAQ Financial-100 Index NASDAQ Dividend Achievers Index NASDAQ Global Select Market

7 What Makes Us Different One Bank, Ten Charters Concept One Bank Consolidation of backroom operations (lower efficiency ratio) Agency agreements (customers may use any of our 48 locations) Ten Community Bank Charters Bank Presidents run their banks Local Boards Keep our banks locally focused Make sure we meet the needs of the community Help us make better loan decisions Help us market the bank Up to $1.0 million of FDIC insurance available

9 FFIN's Unique Positioning in Texas Bank Key Markets BBVA / Texas Regional / State National / Compass Rio Grande, Gulf Coast, Houston, Dallas, El Paso, Lubbock Encore Bancshares Houston, Florida Franklin East and Central Texas Frost / Summit San Antonio, Austin, Corpus Christi, DFW, Rio Grande Guaranty Financial Group Dallas, San Antonio, Austin, Houston and California Prosperity / TX United Houston, DFW, Austin Southside East Texas Sterling Houston, San Antonio, Dallas Texas Capital DFW, Austin, San Antonio and Houston ViewPoint Financial Dallas Zion / Amegy DFW and Houston

11 6

13 Core Markets: West Central Texas Markets served benefiting from well-established, long- time customers BANK ASSET SIZE* LOCATIONS DEPOSIT MARKET SHARE** MARKET SHARE RANK** First Financial Bank (Abilene, Clyde, Moran, Albany) $1,016 M 13 41% 1 Hereford State Bank $143 M 1 45% 1 First Financial Bank (Eastland, Ranger, Rising Star) $165 M 3 46% 1 First Financial Bank (Sweetwater, Roby, Trent, Merkel) $131 M 4 39% 1 San Angelo National Bank $329 M 2 21% 2 TOTALS $1,784M 23 * Data as of 06-30-08 ** Data as of 06-30-07

15 Expansion Markets: DFW Area Markets served benefiting from growth in western part of Dallas/Fort Worth Metroplex BANK ASSET SIZE* LOCATIONS DEPOSIT MARKET SHARE** MARKET SHARE RANK** First Financial Bank (Cleburne, Burleson, Alvarado, Midlothian) $244 M 5 17% 2 First Financial Bank (Southlake, Trophy Club, Keller, Bridgeport, Decatur, Boyd) $285M 3 3 9% 20% 4 2 First Financial Bank (Stephenville, Granbury, Glen Rose, Acton) $323 M 7 23% 2 Weatherford National Bank (Weatherford, Aledo, Willow Park, Brock) $339 M 6 26% 2 First Financial Bank (Mineral Wells) $181 M 1 29% 1 TOTALS $1,372 M 25 * Data as of 06-30-08 ** Data as of 06-30-07

17 Economic Drivers in our Markets Abilene Wind Energy ? Retail Oil and Gas ? Higher Education Agriculture ? Manufacturing Medical ? Military Hereford Capital of the Cattle Feeding Industry Dairy ? Manufacturing Ethanol ? Agriculture Related Industries Farming

19 Economic Drivers in our Markets Eastland Transportation ? Oil and Gas Retail ? Medical Manufacturing ? Agriculture Sweetwater Wind Energy ? Farming Retail ? Higher Education Medical ? Manufacturing

21 Economic Drivers in our Markets San Angelo Higher Education ? Medical Military ? Agriculture Manufacturing ? Service Cleburne Barnett Shale ? Manufacturing Oil and Gas Servicing ? Warehouse and Distribution Retail ? Concrete and Steel

23 Economic Drivers in our Markets Southlake Barnett Shale ? Technology Oil and Gas Servicing ? Agriculture Retail ? Tourism Residential and Development Stephenville Higher Education ? Nuclear Energy Tourism ? Retirement Manufacturing ? Dairy and Agriculture Rodeo Capital

25 Economic Drivers in our Markets Weatherford Capital of the Cutting Horse Industry Barnett Shale ? Higher Education Retail ? Medical Residential Construction Mineral Wells Barnett Shale ? Tourism Oil and Gas Servicing ? Medical Ranching ? Manufacturing

27 Strategy in Growth Markets Target growing communities with good infrastructure and amenities on the outskirts of the DFW metroplex Bank of choice Aim for #1 market share Be the community leader Have board made up of movers and shakers Benefit from more rational competitive environment

29 Target Banks for Acquisitions Strategic: Asset size of $100 - $300 million Non-metropolitan areas Within 50 miles of DFW, I-35 corridor, east Texas and Texas Hill Country Utilize correspondent bank relationships Actively calling on banks that fit our profile

31 De Novo Growth - Acton 16

33 De Novo Growth - Brock 17

35 First Financial Bank, Southlake - Decatur 18

37 Texas: Large and Growing Five most populous states:* Growth (2000 - 2006) Five most populous states:* Growth (2000 - 2006) Five most populous states:* Growth (2000 - 2006) Five most populous states:* Growth (2000 - 2006) Five most populous states:* Growth (2000 - 2006) Five most populous states:* Growth (2000 - 2006) California 36.1 million 7.6% 7.6% Texas 22.9 million 12.7% 12.7% New York 19.3 million 1.7% Florida 17.8 million 13.2% Illinois 12.8 million 3.3% * U.S. Census Bureau

39 Target Markets - Population Growth Population growth (2000-2006) in FFIN expansion markets:* Population growth (2000-2006) in FFIN expansion markets:* Population growth (2000-2006) in FFIN expansion markets:* Population growth (2000-2006) in FFIN expansion markets:* Population growth (2000-2006) in FFIN expansion markets:* Texas 12.7% Bridgeport & Wise County 18.6% Fort Worth / Tarrant County 15.6% Cleburne, Midlothian & Johnson County 17.5% Weatherford, Willow Park, Aledo 20.1% Granbury & Hood County 19.8% Stephenville & Erath County 3.9% * U.S. Census Bureau

41 Acquisitions: Granbury and Glen Rose Merged with First Financial Bank, Stephenville Added $109 million in assets to create $261M combined bank which has now grown to $323M at June 30, 2008 Granbury, Glen Rose southwest of Fort Worth

43 Acquisition: First National Bank of Bridgeport $146 million in assets Combined with First Financial Bank, Southlake, to create $250 million bank which has now grown to $285M at June 30, 2008 40 miles northwest of Fort Worth

45 Experienced Management Team Years with Company Years in Industry Kenneth T. Murphy Senior Chairman 36 44 Scott Dueser Chairman of the Board, President & Chief Executive Officer 32 37 J. Bruce Hildebrand, CPA Executive Vice President Chief Financial Officer 6 29 Gary L. Webb Executive Vice President Operations 6 20 Gary S. Gragg Executive Vice President Credit Administration 18 30 Kirk Thaxton, CTFA President, First Financial Trust & Asset Management 22 25 Senior Management at First Financial

47 Experienced Bank CEOs Years with Company Years with Company Years in Industry Ron Butler, FFB Abilene Ron Butler, FFB Abilene 15 26 26 Mike Mauldin, Hereford SB Mike Mauldin, Hereford SB 6 29 29 J.V. Martin, FFB Sweetwater J.V. Martin, FFB Sweetwater 19 40 40 Tommy Barrow, FFB Eastland Tommy Barrow, FFB Eastland 23 38 38 Mike Boyd, San Angelo NB Mike Boyd, San Angelo NB 32 36 36 Matt Reynolds, FFB Cleburne Matt Reynolds, FFB Cleburne 4 26 26 Ron Mullins, FFB Stephenville Ron Mullins, FFB Stephenville 2 30 30 Doyle Lee, Weatherford NB Doyle Lee, Weatherford NB 12 36 36 Mark Jones, FFB Southlake Mark Jones, FFB Southlake 7 30 30 Ken Williamson, FFB Mineral Wells Ken Williamson, FFB Mineral Wells 7 37 37 Gary Tucker, First Technology Services Gary Tucker, First Technology Services 17 32 32 Member Bank CEOs

49 2003 2004 2005 2006 2007 2008 2093 2315 2734 2850 3070 3085 Growth in Total Assets Asset Performance 47% Growth (in millions) (thru June 30th)

51 2003 2004 2005 2006 2007 2008 Non Interest Bearing 472 512 623 685 739 808 Interest Bearing 1324 1482 1743 1699 1807 1761 Deposit Growth Growth in FFIN Total Deposits (in millions) $1,796 $1,994 $2,366 $2,384 $2,546 $2,569 (thru June 30th)

53 Deposit Products Time Demand Money Market Savings East 29 31 34 6 (thru June 30th)

55 2003 2004 2005 2006 2007 2008 Agricultural 69 80 85 73 84 66 Consumer 134 144 160 165 182 185 Student 54 32 37 31 32 4 Commercial 261 298 330 344 394 412 Real Estate 470 610 677 760 836 846 Loan Performance Growth in FFIN Total Loans (in millions) $988 $1,289 $1,373 $1,528 $1,513 $1,164 (thru June 30th)

57 Major Products and Services Commercial Banking Small business, real estate, agriculture Significant relationships with medical profession Consumer Banking Personal banking services and mortgage originations Student Loans 9th largest lender in Texas (dollars)

59 Overview of Loan Portfolio Commercial Agriculture Consumer Real Estate Student Loans East 27 4 12 56 1 (thru June 30th)

61 Breakdown of R/E Loan Portfolio Residential Development & Construction 1-4 Family Commercial Development and Construction Commercial R/E Other R/E 118119915 241379327 84666876 272486390 143994049 (thru June 30th)

63 2003 2004 2005 2006 2007 2008 End of Period 55.0 58.4 54.5 57.6 60.0 58.9 Average Balances 54.4 57.5 57.6 56.6 59.8 61.3 Loan to Deposit Ratio (thru June 30th)

65 Less than 1 year 1 to 3 years 3 to 5 years 5 to 10 years 10 to 15 years Over 15 years $635,372 $210,501 $213,815 $257,174 $102,954 $53,785 $30,917 42.2% 14.0% 14.2% 17.1% 6.8% 3.6% 2.1% Variable and Fixed Rate Loans *Excludes Student Loans and Credit Cards Loans Loan Portfolio Interest Rate Risk Analysis* (in millions) Variable Rate Fixed Rate (thru June 30th)

67 2003 2004 2005 2006 2007 2008 First Financial 0.32% 0.43% 0.33% 0.30% 0.31% 0.71% Peer Group 0.82% 0.67% 0.55% 0.60% 0.94% 1.30%* Sound Lending Practices Nonperforming assets as a percentage of loans + foreclosed assets (FFIN vs. Peers) (thru June 30th) *(As of March 31st)

69 2002 2003 2004 2005 2006 2007 2008 ALLL 11219 11576 13837 14719 16201 17462 18677 Provision 2370 1178 1633 1320 2061 2331 2509 Allowance for Loan Losses and Provision for Loan Losses (in thousands) (thru June 30th)

71 2003 2004 2005 2006 2007 2008 992 1068 1150 1300 1428 1556 Growth in Trust Assets 57% Growth Total Trust Assets - Book Value (in millions) (thru June 30th)

73 2003 2004 2005 2006 2007 2008 6018 6374 7068 7665 8746 4728 Total Trust Fees 45% Growth Growth in FFTAM Fees (in thousands) thru June 30th

75 2003 2004 2005 2006 2007 2008 35.3 39.17 44.02 46 49.5 17.7 19.3 22.7 22.9 24.7 26.8 21th Consecutive Year of Increased Earnings FFIN Earnings (Full year and 1st 6 months) (in millions) $2.5

77 2003 2004 2005 2006 2007 2008 1.71 1.9 2.13 2.22 2.38 0.86 0.93 1.1 1.11 1.19 1.29 Strong Shareholder Earnings Basic Earnings Per Share (Full year and 1st 6 months) $0.13

79 Dividends Per Share 2003 2004 2005 2006 2007 2008 0.91 1 1.1 1.18 1.26 0.66 Annual Dividends Per Share 38% Growth thru June 30th

81 2003 2004 2005 2006 2007 2008 0.0175 0.0182 0.018 0.0168 0.0172 0.0178 Peers 0.0117 0.0112 0.0115 0.011 0.0089 0.0072 FFIN Outperforms Peers Percentage Return on Average Assets Peer Group First Financial (thru June 30th) *(As of March 31st) *

83 2003 2004 2005 2006 2007 2008 0.144 0.1509 0.1615 0.162 0.1587 0.1548 Peers 0.1346 0.1311 0.1333 0.1262 0.0957 0.076 Strong Return on Capital Percentage Return on Average Equity Peer Group First Financial (thru June 30th) *(As of March 31st) *

85 2003 2004 2005 2006 2007 2008 2nd Quarter Shareholders' Equity 251,487 265,564 276,276 300,901 335,495 343,911 As a Percent of Total Assets 12.02 11.47 10.11 10.56 10.93 11.15 Tangible Capital 226,769 225,000 207,949 234,199 270,288 279,318 Tier 1 Leverage Ratio 10.60 9.80 8.56 8.87 9.23 9.55 Tier 1 Risk Based Capital Ratio 18.83 16.46 14.17 14.35 14.65 15.25 Risk Based Capital Ratio 19.83 17.49 15.13 15.32 15.62 16.27 Capital & Capital Ratios (dollars in thousands)

87 1st Qtr. '05 2nd Qtr. '05 3rd Qtr. '05 4th Qtr. '05 1st Qtr. '06 2nd Qtr. '06 3rd Qtr. '06 4th Qtr. '06 1st Qtr. '07 2nd Qtr. '07 3rd Qtr. '07 4th Qtr. '07 1st Qtr. '08 '2nd Qtr. '08 First Financial 0.0452 0.0453 0.0449 0.0443 0.0441 0.045 0.0449 0.0443 0.0438 0.0438 0.0445 0.045 0.0458 0.0461 Peer Group 0.0401 0.0405 0.0406 0.0407 0.0402 0.0401 0.0404 0.0399 0.038 0.0381 0.0381 0.0373 0.0363 Net Interest Margin Quarterly Interest Margin

89 2003 2004 2005 2006 2007 2008 First Financial 52.52% 51.78% 52.48% 53.57% 52.83% 51.40% Peer Group 61.06% 61.14% 60.12% 61.32% 63.11% 63.70%* Working Harder and Smarter Efficiency Ratio (FFIN vs. Peers) (thru June 30th) *(As of March 31st)

91 Stock cost in January 2007 $41,860 Dividend received ($1.26 x 1,000 shares) $ 1,260 Decrease in stock price during 2007 ($41.86 to $37.65 X 1,000 shares) $10,720 2007 return on investment -7.05% 2006 return on investment 22.76% 2005 return on investment 7.58% 2004 return on investment 12.22% 2003 return on investment 39.24% 5 year compound return 13.58% Total Return on Investment - $4,210 Assume you owned 1,000 shares of FFIN stock on January 1, 2007...

93 Shares Traded 2003 2004 2005 2006 2007 2008 5306 5052 6450 6967 13475 14254 Increasing Stock Liquidity (in millions) (thru June 30th)

95 A Decade of Growth Year End Total Assets (billions) Net Income (millions) Basic EPS Cash Dividends Year-End Market Value 2007 $3.07 $49.5 $2.38 $1.26 $37.65 2006 $2.85 $46.0 $2.22 $1.18 $41.86 2005 $2.73 $44.0 $2.13 $1.10 $35.06 2004 $2.32 $39.2 $1.90 $1.00 $33.61 2003 $2.09 $35.3 $1.71 $0.91 $30.84 2002 $1.99 $34.0 $1.65 $0.81 $22.80 2001 $1.93 $29.4 $1.43 $0.70 $18.06 2000 $1.75 $28.3 $1.37 $0.62 $15.09 1999 $1.72 $25.7 $1.24 $0.54 $14.76 1998 $1.69 $23.3 $1.13 $0.48 $16.80 10 Year CGR 6.94% 9.43% 8.84% 11.61% 7.24% As originally reported at the close of each year and prior to restatements for pooling-of-interests.

97 2008 Goals Effectively manage our net interest margin Leverage our strengths in treasury management, mortgage lending and trust services Look for additional acquisitions that complement our footprint Continue to expand into good locations

99